                                                                   EXHIBIT 10.29

                          LOAN AND SECURITY AGREEMENT

        This Loan and Security Agreement (as from time to time amended, supplemented, restated, or otherwise modified, this "Agreement") is entered into as of __July 15, 2001__ (the "Effective Date") by and among Talarian Corporation, a Delaware corporation (the "Lender") and Paul Larson, an individual, and Cheryl Larson his spouse (collectively and individually referred to as the "Borrower"). This Agreement, the Note, as defined in Section 1.2, the Stock Pledge Agreement, as defined in Section 1.3 and any other documents entered into pursuant to this Agreement or in connection with this Loan, as defined in Section 1.1, are hereinafter sometimes collectively referred to as the "Loan Documents."

        WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may meet certain tax obligations arising from Borrower's exercise of options for Lender's equity securities;

        NOW, THEREFORE, in consideration of the mutual promises, representations, and covenants set forth in this Agreement, Lender and Borrower hereby agree as follows:

        1. AMOUNT AND TERMS OF LOAN.

                1.1 LOAN. Subject to the terms and conditions of this Agreement, and in reliance on the representations and covenants of Borrower in this Agreement, Lender shall loan Borrower the principal amount of One Hundred Six Thousand Eight Hundred Sixteen Dollars ($106,816) (the "Loan") for payment of Borrower's tax obligations arising from Borrower's exercise of options for Lender's equity securities.

                1.2 NOTE; INTEREST. Borrower's indebtedness to Lender under the Loan Documents will be evidenced by a Secured Full Recourse Promissory Note executed by Borrower substantially in the form attached as Exhibit A (the "Note"). The Note will provide for interest at the rate of four point eight six percent (4.86%) per year; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States. Interest will continue to accrue until the date on which all amounts owing under the Loan Documents have been repaid in full.

                1.3 SECURITY. Borrower's indebtedness to Lender under the Loan Documents will be secured by Borrower's pledge of certain shares of Lender equity securities (the "Pledged Shares") in accordance with the terms of a stock pledge agreement, of even date herewith, substantially in the form attached as Exhibit B (the "Stock Pledge Agreement").

                1.4 MATURITY OF LOAN. The unpaid principal amount of this Loan and all unpaid interest accrued thereon, together with any other related fees, expenses or costs, will be immediately due and payable to Lender in full on the date (the "Maturity Date") that is the earlier to occur of: (i) two (2) years after the date of the Note, or (ii) the date on which the unpaid principal amount and interest under this Loan becomes due and payable in full under
Section 4.1.

                1.5 PREPAYMENT. Borrower may prepay the unpaid principal and interest due under this Loan at any time, without penalty, in whole or in part. Each prepayment will be applied as follows: (i) first to the payment of accrued interest, and (ii) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Loan.

                1.6 AT WILL EMPLOYMENT. Borrower is an "at will" employee of Lender, and nothing in this Agreement or any exhibit shall be construed as a promise of continued employment.

        2. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that:

                2.1 USE OF LOAN PROCEEDS. Borrower has applied the entire Loan proceeds for the purpose of meeting Borrower's tax obligations arising from the Borrower's exercise of options for Lender's equity securities.

                2.2 BALLOON PAYMENT. Borrower acknowledges that the unpaid principal amount of this Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full as one balloon payment on the Maturity Date.

                2.3 FURTHER ASSURANCES. In addition to the obligations and documents that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

        3. CONDITIONS PRECEDENT TO OBLIGATIONS OF LENDER. The obligation of Lender to make this Loan is subject to the satisfaction (or written waiver by Lender) of each and all of the following conditions precedent:

                3.1 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Agreement and in all other Loan Documents will be true, correct and complete in all respects.

                3.2 NOTE AND STOCK PLEDGE AGREEMENT. Lender will have received from Borrower the Note and the Stock Pledge Agreement, each duly executed by Borrower.

        4. ACCELERATION; DEFAULT BY BORROWER.

                4.1 ACCELERATION. The unpaid principal and interest due under this Loan will become immediately due and payable, without the need for any further action on the part of Lender or any other holder of the Note: (i) upon Borrower's sale, gift, assignment or other transfer of any of the Pledged Shares or (ii) sixty (60) days following termination of Borrower's employment with Lender for any reason. In any case, this Loan shall become due and payable in full no later than two (2) years after the date of the Note.

                4.2 DEFAULT. Borrower will be deemed to be in default of this Loan if Borrower fails to pay Lender (or, in the event another party holds the Note, such holder) the full amount of unpaid principal and interest due under this Loan on or before the Maturity Date. Upon Borrower's default of this Loan, Lender may pursue its rights and remedies under the Note and the Stock Pledge Agreement. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

        5. MISCELLANEOUS.

                5.1 SUCCESSORS AND ASSIGNS; ASSIGNMENT. Except as otherwise provided herein, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. Lender may assign any of its rights and obligations under this Agreement. Borrower shall not assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Lender.

                5.2 GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws. Should one or more provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

                5.3 NOTICES. Any notice required to be given or delivered to a party pursuant to the provisions of this Agreement shall be in writing and addressed to such party at the address indicated below or to such other address as such party may designate in writing from time to time. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), or one (1) business day after its deposit with any return receipt express courier (prepaid).

Borrower: Paul Larson                       Lender: Talarian Corporation
                                                    333 Distel Circle
                                                    Los Altos, CA 94022
                                                    Attn: Michael A. Morgan

                5.4 ENTIRE AGREEMENT. This Agreement and the documents referred to herein, and including, but not limited to, the Loan Documents constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

                5.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

                5.6 AMENDMENT AND WAIVERS. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

                5.7 WAIVER OF JURY TRIAL. The parties waive any right they may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

                5.8 ATTORNEYS' FEES. If either party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or default or claimed breach or default of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein. This provision does not limit Lender's ability to recover additional expenses under the Note.

        IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

BORROWER:                                   LENDER:
                                            TALARIAN CORPORATION


-----------------------------------         ------------------------------------
Paul A. Larson                              Michael A. Morgan,
                                            Chief Financial Officer


ATTACHMENTS:

Exhibit A   --  Secured Full Recourse Promissory Note
Exhibit B   --  Stock Pledge Agreement

                                                                       EXHIBIT A


                      SECURED FULL RECOURSE PROMISSORY NOTE

                                                           Los Altos, California

$106,816                                                           July 15, 2001


        Reference is made to that certain Loan and Security Agreement, of even date herewith, (the "Loan Agreement"), by and between Paul Larson, an individual, and Cheryl Larson his spouse (collectively and individually referred to as the "Borrower"), and Talarian Corporation, a Delaware corporation (the "Company"). This Secured Full Recourse Promissory Note (this "Note") is tendered by Borrower to the Company as evidence of Borrower's indebtedness to the Company under the Loan Agreement.

        1. OBLIGATION. For value received, Borrower hereby promises to pay to the order of the Company, on or before July 15, 2003, at the Company's principal place of business at 333 Distel Circle, Los Altos, California 94022, or at such other place as the Company may direct, the principal sum of One Hundred Six Thousand Eight Hundred Sixteen Dollars ($106,816), together with interest at the rate of four point eight six percent (4.86%) annually; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States. Interest will continue to accrue until the date on which all amounts owing on this Note have been repaid in full.

        2. SECURITY. Payment of this Note is secured by: Borrower's pledge of certain shares of Company equity securities (the "Pledged Shares") in accordance with the terms of that certain Stock Pledge Agreement, of even date herewith, by and between the Company and Borrower.

        3. ACCELERATION. The unpaid principal and interest due under this Note will become immediately due and payable, without the need for any further action on the part of the Company or any other holder of this Note: (i) upon Borrower's sale, gift, assignment or other transfer of any of the Pledged Shares or (ii) sixty (60) days following termination of Borrower's employment with the Company for any reason. In any case, this Note shall become due and payable in full on the date set forth above in the first paragraph of this Note.

        4. DEFAULT. Borrower will be deemed to be in default under this Note if Borrower fails to pay any amount when due under this Note, or violates any of the representations or covenants under the Loan Agreement. UPON BORROWER'S DEFAULT UNDER THIS NOTE, THE COMPANY MAY PURSUE ITS RIGHTS AND REMEDIES UNDER THE NOTE AND THE STOCK PLEDGE AGREEMENT, AND LENDER WILL HAVE, IN ADDITION, FULL RECOURSE AGAINST ANY REAL, PERSONAL, TANGIBLE OR INTANGIBLE ASSETS OF BORROWER, AND MAY PURSUE ANY LEGAL OR EQUITABLE REMEDIES THAT ARE AVAILABLE TO THE COMPANY.

        5. PREPAYMENT. Borrower may prepay the unpaid principal and interest due under this Note at any time, without penalty, in whole or in part. Each prepayment will be applied as follows: (a) first to the payment of accrued interest, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on this Note.

        6. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

        IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                                            BORROWER:

                                            ------------------------------------
                                            Paul A. Larson

ACCEPTED AND ACKNOWLEDGED:

THE COMPANY
TALARIAN CORPORATION



-----------------------------------
Michael A. Morgan,
Chief Financial Officer

                                                                       EXHIBIT B


                             STOCK PLEDGE AGREEMENT

        This Agreement is made and entered into as of July 15, 2001 between Talarian Corporation, a Delaware corporation (the "Company"), and Paul Larson, an individual, and Cheryl Larson his spouse (collectively and individually referred to as the "Pledgor").

                                 R E C I T A L S

        A. The Company has loaned to Pledgor One Hundred Six Thousand Eight Hundred Sixteen Dollars ($106,816) pursuant to a Loan and Security Agreement between Pledgor and the Company of even date herewith (the "Loan Agreement").

        B. Pledgor's indebtedness to the Company is evidenced by a Secured Full Recourse Promissory Note to the Company of even date herewith (the "Note").

        C. Pledgor has agreed that repayment of the Note will be secured by the pledge of One Hundred Thirteen Thousand Two Hundred (113,200) shares of the Common Stock of the Company owned by Pledgor (the "Shares").

        NOW, THEREFORE, the parties agree as follows:

                1. CREATION OF SECURITY INTEREST. Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). T1393, T0137, T0138, T1388, T1081 representing all the Shares, together with one stock power for each certificate, in the form attached hereto as Exhibit 1, duly executed (with the date and number of shares left blank) by Pledgor. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 or 6 hereof, will hereinafter be collectively referred to as the "Collateral."

                2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

                3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

                4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

                5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

                6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

                7. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate.

                8. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

                9. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

                10. MODIFICATION; ENTIRE AGREEMENT. This Agreement will not be amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

TALARIAN CORPORATION                        PLEDGOR

By:
   --------------------------------         ------------------------------------
                                            (Signature)

Michael A. Morgan                           Paul A. Larson
Chief Financial Officer

                                                                       EXHIBIT 1


                      STOCK POWER SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, the undersigned stockholder of Talarian Corporation, a Delaware corporation (the "Company"), hereby assigns and transfers to Fenwick and West, LLP, the number of shares specified below of the Common Stock of the Company standing in such stockholder's name on the books of the Company represented by the certificates specified below, and hereby irrevocably constitutes and appoints the Secretary of the Company as attorney-in-fact, with full power to transfer such stock on the books of the Company with full power of substitution in the premises.

Certificate No.     No. of Shares to be Transferred       Date of Certificate
---------------     -------------------------------       -------------------
   T 1393                     2,000                            7/10/01
   T 0137                   100,000                            7/26/00
   T 0138                     6,000                            7/26/00
   T 1388                     2,075                            6/15/01
   T 1081                     3,125                           12/14/00


Paul Larson                                 Cheryl Bjorklund Larson
-----------------------------------         ------------------------------------
JOINT TENANTS


        If the stockholder is a trust or other entity, please fill in the title of the authorized person signing on behalf of the stockholder:

TALARIAN CORPORATION


-----------------------------------
             Signature

-----------------------------------
Title of Authorized Person Signing